                                                                    Exhibit 10.7

                              COMMERCIAL GUARANTY

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
PRINCIPAL         LOAN DATE    MATURITY      LOAN NO.     CALL        COLLATERAL        ACCOUNT      OFFICER      INITIALS
                                                           10            5100           2405008        938
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References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
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


BORROWER:  DAVIS HOLDING COMPANY, INC.        LENDER:  WILMINGTON TRUST COMPANY
           5000 PHILADELPHIA WAY, SUITE H              C/L W H MAJOR
           LANHAM, DE  20706                           RODNEY SQUARE NORTH
                                                       1100 NORTH MARKET STREET
                                                       WILMINGTON, DE  19890

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AMOUNT OF GUARANTY.  THIS IS GUARANTY OF PAYMENT OF THE NOTE, INCLUDING WITHOUT
LIMITATION THE PRINCIPAL NOTE AMOUNT OF TWO MILLION EIGHT HUNDRED THOUSAND & 00/100 DOLLARS ($2,800,000.00)

GUARANTY. FOR GOOD AND VALUABLE CONSIDERATION, PULSAR DATA SYSTEMS, INC."GUARANTOR") ABSOLUTELY AND UNCONDITIONALLY GUARANTEES AND PROMISES TO PAY TO WILMINGTON TRUST COMPANY ("LENDER") OR ITS ORDER, IN LEGAL TENDER OF THE UNITED STATES OF AMERICA, THE INDEBTEDNESS (AS THAT TERM IS DEFINED BELOW) OF DAVIS HOLDING COMPANY, INC. ("BORROWER") TO LENDER ON THE TERMS AND CONDITIONS SET FORTH IN THIS GUARANTY.

DEFINITIONS. The following words shall have the following meanings when used in this Guaranty:

     BORROWER.  The word "Borrower" means DAVIS HOLDING COMPANY, INC.

     GUARANTOR.  The word "Guarantor" means PULSAR DATA SYSTEMS, INC.

     GUARANTY. The word "Guaranty" means this Guaranty made by Guarantor for the benefit of Lender dated October 23, 1995

     INDEBTEDNESS. The word "Indebtedness" means the Note, including (a) all principal, (b) all interest, (c) all late charges, (d) all loan fees and charges, and (e) all collection costs and expenses relating to the Note or to any collateral for the Note or to any collateral for the Note. Collection costs and expenses include without limitation all of Lender's reasonable attorneys' fees and Lender's legal expenses, whether or not suit is instituted, and reasonable attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services.

     LENDER. The word "Lender" means WILMINGTON TRUST COMPANY, its successors and assigns.

     NOTE. The word "Note" means the promissory note or credit agreement dated October 23, 1995, IN THE ORIGINAL PRINCIPAL AMOUNT OF $2,800,000.00 from Borrower to Lender, together with all renewals of, extensions of, modifications of, refinancing of, consolidations of , and substitutions for the promissory note or agreement.

     RELATED DOCUMENTS. The word "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements, documents, whether now or hereafter existing, executed in connection with the Indebtedness.

MAXIMUM LIABILITY. THE MAXIMUM LIABILITY OF GUARANTOR UNDER THIS GUARANTY SHALL NOT EXCEED AT ANY ONE TIME THE AMOUNT T OF THE INDEBTEDNESS DESCRIBED ABOVE, PLUS ALL COSTS AND EXPENSES OF (A) ENFORCEMENT OF THIS GUARANTY AND (B) COLLECTION AND SALE OF ANY COLLATERAL SECURING THIS GUARANTY.

                              COMMERCIAL GUARANTY                            2
                                  (CONTINUED)
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The above limitation on liability is not a restriction on the amount of the
Indebtedness of Borrower to Lender either in the aggregate or at any one time. If Lender presently holds one or more guaranties, or hereafter receives additional guaranties from Guarantor, the rights of Lender under all guaranties shall be cumulative. This Guaranty shall not (unless specifically provided below to the contrary) affect or invalidate any such other guaranties. The liability of Guarantor will be the aggregate liability of Guarantor under the terms of this Guaranty and any such other unterminated guaranties.

NATURE OF GUARANTY. Guarantor intends to guarantee at all times the performance and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of all Indebtedness within the limits set forth in the preceding section of the Guaranty.

DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the necessity of any acceptance by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all Indebtedness shall have been fully and finally paid and satisfied and all other obligations of Guarantor under this Guaranty shall have been performed in full. Release of any other guarantor or termination of any other guaranty of the Indebtedness shall not affect the liability of Guarantor under this Guaranty. A revocation received by Lender from any one or more Guarantors shall not affect the liability of any remaining Guarantors under this Guaranty.

GUARANTOR'S AUTHORIZATION TO LENDER. GUARANTOR AUTHORIZES LENDER, WITHOUT NOTICE OR DEMAND AND WITHOUT LESSENING GUARANTOR'S LIABILITY UNDER THIS GUARANTY, FROM TIME TO TIME: (A) TO MAKE ONE OR MORE ADDITIONAL SECURED OR UNSECURED LOANS TO BORROWER, TO LEASE EQUIPMENT OR OTHER GOODS TO BORROWER, OR OTHERWISE TO EXTEND ADDITIONAL CREDIT TO BORROWER; (B) TO ALTER, COMPROMISE, RENEW, EXTEND ACCELERATED, OR OTHERWISE CHANGE ONE OR MORE TIMES THE TIME FOR PAYMENT OR OTHER TERMS OF THE INDEBTEDNESS OR ANY PART OF THE INDEBTEDNESS, INCLUDING INCREASES AND DECREASES OF THE RATE OF INTEREST ON THE INDEBTEDNESS; EXTENSIONS MAY BE REPEATED AND MAY BE FOR LONGER THAN THE ORIGINAL LOAN TERM;
(C) TO TAKE AND HOLD SECURITY FOR THE PAYMENT OF THIS GUARANTY OR THE INDEBTEDNESS, AND EXCHANGE, ENFORCE, WAIVE, SUBORDINATE, FAIL RO DECIDE NOT TO PERFECT, AND RELEASE ANY SUCH SECURITY, WITH OR WITHOUT THE SUBSTITUTION OR NEW COLLATERAL; (D) TO RELEASE, SUBSTITUTE, AGREE NOT TO SUE, OR DAL WITH ANY ONE OR MORE OF BORROWER'S SURETIES, ENDORSERS, OR OTHER GUARANTORS ON ANY TERMS OF IN ANY MANNER LENDER MAY CHOOSE; (E) TO DETERMINE HOW, WHEN AND WHAT APPLICATION OF PAYMENTS AND CREDITS SHALL BE MADE ON THE INDEBTEDNESS; (F) TO APPLY SUCH SECURITY AND DIRECT THE ORDER OR MANNER OF SALE THEREOF, INCLUDING WITHOUT LIMITATION, ANY NONJUDICIAL SALE PERMITTED BY THE TERMS OF THE CONTROLLING SECURITY AGREEMENT OR DEED OF TRUST, AS LENDER IN ITS DISCRETION MAY DETERMINE;
(G) TO SELL, TRANSFER, ASSIGN, OR GRANT PARTICIPATIONS IN ALL OR ANY PARTY OF THE INDEBTEDNESS; AND (H) TO ASSIGN OR TRANSFER THIS GUARANTY IN WHOLE OR IN PART.

GUARANTOR'S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that (a) no representations or agreements of any kind have been made to Guarantor which would limit or quality in any way the terms of this Guaranty;
(b) this Guaranty is executed at Borrower's request and not at the request of Lender; (c) Guarantor has not and will not, without the prior written consent of Lender, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor's assets, or any interest therein; (d) Lender has made no representation to Guarantor as to the creditworthiness of Borrower; (e) upon Lender's request, Guarantor will provide to Lender financial and credit information in form acceptable to Lender, and all such financial information provided to Lender is true and correct in all material respects ad fairly present the financial condition of Guarantor as of the dates thereof, and no material adverse change has occurred in the financial condition of Guarantor since the date of the financial statements; and (F) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's financial condition.
Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor's risks under this Guaranty, and Guarantor further agrees that, absent a request for information, Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lender in the course of its relationship with Borrower.

GUARANTOR'S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Lender (a) continue lending money or to extend other credit to Borrower; (b) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the Indebtedness or of any nonpayment related to any collateral, or notice of any action or nonaction on the part of the Borrower, Lender, any surety, endorser, or other guarantor in connection with the Indebtedness or in connection with the creation of new or additional loans obligations; (c) to resort for payment or to proceed directly or at once against any person, including Borrower or any other guarantor; (d) to proceed directly against or exhaust any collateral held by Lender from Borrower, any other guarantor, or any other person; (e) to give notice of the terms, time, and place of any public or private sale of personal

                              COMMERCIAL GUARANTY                          3
                                  (CONTINUED)
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property security held by Lender from Borrower or to comply with any other applicable provisions of the Uniform Commercial Code; (f) to pursue any other remedy within Lender's power; or (g) to commit any act or omission of any kind, or at any time, with respect to any matter whatsoever.

If now or hereafter (a) Borrower shall be or become insolvent, and (b) the Indebtedness shall not at all times until paid be fully secured by collateral pledged by Borrower, Guarantor hereby forever waives and relinquishes in favor of Lender and Borrower, and their respective successors, any claim or right to payment Guarantor may now have or hereafter have or acquires against Borrower, by subrogation or otherwise, so that at no time shall Guarantor be or become a "creditor" of Borrower within the meaning of 11 U.S.C. section 547(b), or any successor provision of the Federal bankruptcy laws.

Guarantor also waives any and all rights or defenses arising by reason of (a) any "one action" or "anti-deficiency" law or any other law which may prevent Lender from bringing any action, including a claim for deficiency, against Guarantor, before or after Lender's commencement or completion of any foreclosure action, either judicially or by exercise of a power of sale; (b) any election of remedies by Lender with destroys or otherwise adversely affects Guarantor's subrogation rights or Guarantor's rights to proceed against Borrower for reimbursement, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging the Indebtedness; (c) any disability or other defense of Borrower, of any other guarantor, or of any other person, or by reason of the cessation of Borrower s liability from any cause whatsoever, other than payment in full in legal tender, of the Indebtedness; (d) any right to claim discharge of the Indebtedness on the basis of unjustified impairment of any collateral for the Indebtedness; (e) any statute of limitations, if at any time any action or suit brought by Lender against Guarantor is commenced there is outstanding Indebtedness of Borrower to Lender which is not barred by any applicable statute of limitations; or (t) any defenses given to guarantors at law or an equity other than actual payment and performance of the Indebtedness. It payment is made by Borrower, whether voluntarily or otherwise, or by any third party, on the Indebtedness and thereafter Lender is forced to remit the amount of that payment to Borrowers trustee in bankruptcy or to any similar person under any federal or state bankruptcy law or law for the relief of debtors, the Indebtedness shall be considered unpaid for the purpose of enforcement of this Guaranty.

Guarantor further waives and agrees not to assert or claim at any time any deductions to the amount guaranteed under this Guaranty for any claim of setoff, counterclaim, counter demand, recoupment or similar right, whether such claim, demand or right may be asserted by the Borrower, the Guarantor, or both.

GUARANTORS UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor s full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

SUB0RDINATION OF BORROWERS DEBTS TO GUARANTOR. Guarantor agrees that the Indebtedness of Borrower to Lender, whether now existing or hereafter created, shall be prior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereafter have against
Borrower.   In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to the Indebtedness of Borrower to Lender. Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or against any assignee or trustee in bankruptcy of Borrower; provided however, that such assignment shall be effective only for the purpose of assuring to Lender full payment in legal tender of the Indebtedness. If Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Lender. Guarantor agrees, and Lender hereby is authorized, in the name of Guarantor, from time to time to execute and file financing statements and continuation statements and to execute such other documents and to take such other actions as Lender deems necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

CONFESSION OF JUDGMENT. Guarantor hereby irrevocably authorizes and empowers any attorney--at-law to appear in any court of record and to confess judgment against Guarantor for the unpaid amount of this Guaranty as evidenced by an affidavit signed by an officer of Lender setting forth the amount then due, plus attorneys tees as provided in this Guaranty, plus costs of suit, and to release all errors, and waive all rights of appeal. It a copy of this Guaranty, verified by an affidavit, shall have been filed in the

                              COMMERCIAL GUARANTY                             4
                                  (CONTINUED)
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proceeding, it will not be necessary to file the original as a warrant of attorney. Guarantor waives the right to any say of execution and the benefit of all exemption laws now or hereafter in effect. No single exercise of the foregoing warrant and power to confess judgment will be deemed to exhaust the power whether or not any such exercise shall be held by any court to be invalid voidable or void; but the power will continue undiminished and may be exercised from time to time as Lender may elect until all amounts owing on this Guaranty have been paid in full.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Guaranty:

     AMENDMENTS. This Guaranty together with any Related Documents constitutes the entire understanding and agreement of the parties as to the masers set forth in this Guaranty. No alteration of or amendment to this Guaranty shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

     APPLICABLE LAW. This Guaranty has been delivered to Lender and accepted by Lender in the Stab of Delaware. It there is a lawsuit Guarantor agrees upon Lenders request to submit to the jurisdiction of the courts of NEW CASTLE County Stab of Delaware. Lender and Guarantor hereby waive the right to any jury trial in any action proceeding or counterclaim brought by either Lender or Guarantor against the other. This Guaranty shall be governed by and construed in accordance with the laws of the Stab of Delaware.

     ATTORNEYS FEES; EXPENDS. Guarantor agrees to pay upon demand all of Lender s costs and expenses including reasonable attorneys fees and Lenders legal expenses incurred in connection with the enforcement of this Guaranty. Lender may pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender s reasonable attorneys lees and legal expenses whether or not there is a lawsuit including reasonable attorneys tees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction) appeals and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional lees as may be directed by the court.

     NOTICES. All notices required to be given by either party to the other under this Guaranty shall be in writing may be sent by telefacsimile, and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or when deposited in the United States mail first class postage prepaid addressed to the party to whom the notice is to be given at the address shown above or lo such other addresses as either party may designate to the other in writing. If there is more than one Guarantor notice to any Guarantor will constitute notice to all Guarantor For notice purposes Guarantor agrees to keep Lender informed at all times of Guarantor s current address.

     INTERPRETATION. In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words "Borrower" and "Guarantor" respectively shall mean all and any one or more of them. The words "Guarantor," "Borrower," and "Lender" include the heirs, successors, assigns, and transferees of each of them. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty. If a court of competent jurisdiction finds any provision of this Guaranty to be invalid or unenforceable as to any persons or circumstances, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances, and all provisions of this Guaranty in all other respects shall remain valid and enforceable. If any one or more of Borrower or Guarantor are corporations or partnerships, it is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, or agents acting or purporting to act on their behalf, and any Indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

     WAIVER. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or of any of Guarantor's obligations as to any future transactions. Whenever the consent of Lender is required under

                             COMMERCIAL GUARANTY                              5
                                  (CONTINUED)
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     this Guaranty, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

LIMITATION ON GUARANTY. Notwithstanding any other provision of this Guaranty, the liability of Guarantor under this Guaranty shall not exceed the amount which would render this Guaranty unenforceable, void or voidable under 548 of the Bankruptcy Code or by application of any Fraudulent Transfer or Fraudulent Conveyance statue. In the event that Guarantor shall claim that the amount of its liability hereunder is less than the amount of the Indebtedness, the burden of proof with respect to the amount of such liability shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

WAIVER OF RIGHT TO TRIAL BY JURY. In recognition of the higher costs and delay which may result from a jury trial, guarantor and lender waive any right to trial by jury of any claim, demand, action or cause of action (1) arising hereunder, or (2) in any way connected with or related or incidental to the dealings of the parties hereto with respect hereto or any other instrument, document or agreement executed or delivered in connection herewith, in each case whether now existing or hereafter arising, and whether sounding in contract or tort or otherwise; and each party hereby agrees and consents that any such claim demand, action or cause of action shall be decided by court trial without a jury, and that any party hereto may file an original counterpart or a copy of this section with any court as written evidence of the consent of the parties hereto to the waiver of their right to trial by jury.

WAIVER AND SUBORDINATION. Guarantor irrevocably waives, disclaims and relinquishes all claims against Borrower which Guarantor otherwise has or would have by virtue of having executed this Guaranty, specifically including but not limited to all rights of indemnity, contribution or exoneration.. In the event of the payment by Guarantor to Lender of any amount whatsoever and the resultant subrogation of Guarantor to the rights of Lender by reason of such payment, the amount of the remaining Indebtedness of Borrower to Lender after the payments by Guarantor pursuant to this Guaranty shall have priority over any claim that Guarantor may have against Borrower, whether or not Borrower is at such time or thereafter becomes insolvent. Guarantor further expressly subordinates any claim against Borrower upon any account whatsoever to any claim that Lender may have against Borrower at any time and for any reason.

EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTY TOP LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED "DURATION OF GUARANTY." NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS GUARANTY IS DATED OCTOBER 23, 1995.

GUARANTOR:

PULSAR DATA SYSTEMS, INC.

BY:   /S/  WILLIAM H. DAVIS, SR.
     --------------------------------
     WILLIAM H. DAVIS, SR., PRESIDENT

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